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                                                      [SHIP LOGO VANGUARD/(R)/]




Vanguard Growth and Income Fund



Supplement to the Prospectus Dated January 28, 2008

Effective January 1, 2009, Franklin Portfolio Associates, LLC (Franklin Portfolio Associates), Vanguard Growth and Income Fund's investment advisor, merged into its affiliate, Mellon Capital Management Corporation (Mellon Capital). As a result of the merger, Mellon Capital now serves as investment advisor for the Fund.

Mellon Capital is an indirect, wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Prior to the merger, Franklin Portfolio Associates was an indirect, wholly owned subsidiary of BNY Mellon. The merger was effected so that BNY Mellon could simplify and streamline its corporate structure.

The merger will not result in a change in the nature or level of advisory services provided to the Fund, or an increase in the fees paid by the Fund for such services. The Fund's investment objective, strategies, and risks will not change.


Prospectus Text Changes

The prospectus is revised as follows:

In the Fund Profile section, under "Additional Information," reference to Franklin Portfolio Associates is removed and the following is added:

Mellon Capital Management Corporation (successor to Franklin Portfolio Associates), San Francisco, Calif., since inception

In the More on the Fund section, under "Security Selection," all references to Franklin Portfolio Associates are replaced with Mellon Capital Management Corporation.

In the Investment Advisor section, reference to Franklin Portfolio Associates is removed and the following is added or amended:

Mellon Capital Management Corporation, 50 Fremont Street, Suite 3900,
San Francisco, CA 94105, is an investment advisory firm founded in 1983. Mellon Capital is a wholly owned subsidiary of MBC Investments Corporation, which itself is a wholly owned subsidiary of The Bank of New York Mellon Corporation. As of September 30, 2007, Mellon Capital managed approximately $193 billion in assets.




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Mellon Capital (successor to Franklin Portfolio Associates) receives a base fee that is based on certain annual percentage rates applied to the Fund's average daily net assets during the most recent fiscal quarter. Mellon Capital's advisory fee may be increased or decreased, based on the cumulative total return of the Fund as compared with that of the S&P 500 Index over a trailing 36-month period.

In the Investment Advisor section, the "Plain Talk About the Fund's Portfolio Managers" is restated as follows:

Plain Talk About the Fund's Portfolio Manager

The manager primarily responsible for the day-to-day management of the Fund is:

Oliver E. Buckley, Executive Vice President and Head of Active Equity Strategies at Mellon Capital. He has worked in investment management since 1988; has been with Franklin Portfolio Associates (which was merged into Mellon Capital as of January 1, 2009) since 2000; and has managed the Fund since 2008. Education:
B.S. and M.S., Stanford University; M.B.A., University of California, Berkeley.

(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                       PS93A 012009


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Vanguard Quantitative Funds



Supplement to the Statement of Additional Information Dated January 28, 2008


Advisor for Vanguard Growth and Income Fund Merges With Affiliate

Effective January 1, 2009, Franklin Portfolio Associates, LLC (Franklin Portfolio Associates), Vanguard Growth and Income Fund's investment advisor, merged into its affiliate, Mellon Capital Management Corporation (Mellon Capital). As a result of the merger, Mellon Capital now serves as investment advisor for the Fund.

Mellon Capital is an indirect, wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Prior to the merger, Franklin Portfolio Associates was an indirect, wholly owned subsidiary of BNY Mellon. The merger was effected so that BNY Mellon could simplify and streamline its corporate structure.

The merger will not result in a change in the nature or level of advisory services provided to the Fund, or an increase in the fees paid by the Fund for such services. The Fund's investment objective, strategies, and risks will not change.

Statement of Additional Information Text Changes

Under the heading "Investment Advisory Services" on page B-31, the following text changes are made to the first two lines.

The Trust currently uses two investment advisors:

 . Mellon Capital Management Corporation provides investment advisory services to the Growth and Income Fund.

The following text replaces similar text on pages B-32 and B-33:

I. Vanguard Growth and Income Fund

Mellon Capital Management Corporation (Mellon Capital), successor to Franklin Portfolio Associates, is a Delaware corporation and an investment management firm that manages well-diversified stock and bond portfolios for institutional clients. Mellon Capital is a wholly owned subsidiary of MBC Investments Corporation, which itself is a wholly owned subsidiary of The Bank of New York Mellon.

The Fund is a party to an investment advisory agreement with Mellon Capital whereby Mellon Capital manages the investment and reinvestment of the Fund's assets. In this capacity, Mellon Capital continuously reviews, supervises, and administers the Fund's investment program. Mellon Capital discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor and whether to hire, terminate, or replace an advisor.

Under this agreement, the Fund pays Mellon Capital on a quarterly basis. Mellon Capital receives a base fee that is based on certain annual percentage rates applied to the average daily net assets of the Fund during the most recent fiscal quarter. The fee may be increased or decreased, based on the cumulative total return of the Fund as compared with that of the S&P 500 Index over a trailing 36-month period.

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During the fiscal years ended September 30, 2005, 2006, and 2007, the Fund incurred the following approximate amounts in investment advisory fees:


                                             2005                     2006            2007
                                             ----                     ----            ----
Basic Fee                              $6,201,000               $6,298,000      $6,681,000
Increase or Decrease for
 Performance Adjustment                   422,000                  438,000               0
                                        ---------                  -------         -------
Total                                  $6,623,000               $6,736,000      $6,681,000



Other Accounts Managed

Oliver E. Buckley manages the Growth and Income Fund; as of September 30, 2007, the Fund held assets of $8.3 billion. As of September 30, 2007, Mr. Buckley also managed 15 other registered investment companies with total assets of $6 billion (none for which the advisory fee was based on account performance) and 82 other accounts with total assets of $15.9 billion (including 14 with total assets of $4.4 billion for which the advisory fee was based on account performance).

Material Conflicts of Interest

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

Description of Compensation

The primary objectives of the Mellon Capital compensation plans are to:

 . Motivate and reward continued growth and profitability

 . Attract and retain high-performing individuals critical to the ongoing success of Mellon Capital

 . Motivate and reward superior business/investment performance

 . Create an ownership mentality for all plan participants

The investment professionals' cash compensation is made up of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employee's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are preestablished for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s), and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon

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Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

As of September 30, 2007, Mr. Buckley did not own any shares of the Growth and Income Fund.





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(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                  SAI93 012009





































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(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                  SAI93 012009